

IDACORP

Earnings Conference Call

1st Quarter 2019

May 2, 2019

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "could," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, drought, and other natural phenomena; (f) advancement of technologies that reduce customer demand or introduce new cyber security risks; (g) changes in tax laws and the availability of tax credits; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions or over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies' assets and subject the companies to third party claims for damages; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) outages of Idaho Power's generation or transmission systems or of any interconnected transmission system; (n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the companies' failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, or other malicious acts, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended March 31	
	2019	2018
Net Income	$ 42,686	$ 36,142
Average shares outstanding – diluted	50,518	50,463
Earnings per diluted share	$ 0.84	$ 0.72

Q1 2018 to Q1 2019

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended March 31, 2018		**$ 36.1**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanisms	$ 4.1	
Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms	1.9	
Idaho fixed cost adjustment revenues	(2.3)	
Retail Revenues per mega-watt hour, net of associated power supply costs and power cost adjustment mechanisms	3.7	
Transmission wheeling-related revenues	4.0	
Other operations and maintenance expenses	(2.7)	
Other changes in operating revenues and expenses, net	(1.1)	
Increase in Idaho Power operating income	7.6	
Earnings of equity-method investments	(1.9)	
Non-operating income and expenses	1.5	
Additional accumulated deferred investment tax credits (ADITC) amortization	(0.5)	
Income tax expense (excluding additional ADITC amortization)	(1.0)	
Total increase in Idaho Power net income		5.7
Other IDACORP changes (net of tax)		0.9
Net Income – For the Quarter Ended March 31, 2019		**$ 42.7**

Operating Cash Flows

(millions)

	Three Months Ended March 31	
IDACORP	2019	2018
Net Cash Provided by Operating Activities	$ 57.0	$ 91.7

Liquidity

(millions)	As of March 31, 2019 IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires November 2022	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[2]	–	(24.2)
Total	$ 100.0	$ 275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

2019 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	2019 Estimates	
	Current[(1)]	Previous[(2)]
IDACORP Earnings Per Diluted Share Guidance	No Change	\$ 4.30 – \$ 4.45
Idaho Power Operations & Maintenance Expense	No Change	\$ 350 – \$ 360
Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits	None	Less than \$ 5
Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction	No Change	\$ 280 – \$ 290
Idaho Power Hydroelectric Generation (MWh)	7.0 – 9.0	6.5 – 8.5

(1) As of May 2, 2019.

(2) As of February 21, 2019, the date of filing IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2018.

Growth & Economic Expansion



Idaho Power Customer Growth
2.4%
560,000
550,000
540,000
530,000
520,000
510,000
500,000
2015
2016
2017
2018
Twelve Months Ended March 31, 2019



No. 1 Fastest Growing State (Idaho)

— U.S. Census Bureau, published December 2018

No. 1 Best Places to Live in America (Boise)

- Livability, published March 2019

Hells Canyon Relicensing

Application for Renewal of Federal License

- Three-dam complex on the Snake River, along Idaho and Oregon border
- Original license expired in 2005
- Annual license renewal since original expiration
- Settlement order received 2018 approving prudency of $216.5 million of costs
- Currently collecting $8.8 million of AFUDC annually as deferred revenues ($10.7 million prior to tax reform)
- Portions of final EIS may be influenced by water quality certifications under Section 401 (CWA)
- Oregon and Idaho signed settlement agreement negotiated with Idaho Power on their respective Section 401 certifications, pending public comment
- New license estimated no earlier than 2022



Hells Canyon Reservoir, Idaho and Oregon Border

Clean today. **Cleaner tomorrow.™**

IDAHO POWER



Natural Gas 7.5%
Hydroelectric 46.4%
Coal 17.5%
Other Purchases 9.3%
Long-Term Purchases 19.3%
The breakdown of our long-term purchases
Geothermal 1.4%
Hydro 2.5%
Wind 10.7%
Biomass 0.8%
Other 0.3%
Solar 3.6%



National Average
Natural Gas 35.1%
Hydroelectric 7.0%
Nuclear 19.3%
Fuel Oil 0.6%
Non-Hydro Renewables 10.1%
Other 0.6%
Coal 27.4%

About our Long-Term Purchases

Idaho Power is committed to supporting renewable energy sources, such as wind and solar, and we buy them as part of our energy mix. In turn, we sell the Renewable Energy Credits (REC) we get from those purchases to offset power supply costs and keep customer prices as affordable as possible.

The buyer of the REC gets to claim that power as part of its energy. Therefore, we do not represent that electricity produced by this resource mix is being delivered to our retail customers. We do support these alternate energy sources, and we pass along that credit to the organizations that buy the RECs from us.

Data Source: U.S. Energy Information Administration

Weather Outlook

June Through August 2019

Precipitation


A

- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature


A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, April 18, 2019

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com